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                           SCHEDULE 14A INFORMATION


          Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No.              )

Filed by the registrant    X
                          ---
Filed by a party other than the registrant
                                             ---

Check the appropriate box:

     Preliminary Proxy Statement
- ---

     Confidential, for Use of the Commission Only
- ---  (as permitted by Rule 14a-6(e)(2))


     Definitive Proxy Statement
- ---

 X   Definitive Additional Materials
- ---

     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
- ---

                         WISCONSIN ENERGY CORPORATION
               (Name of Registrant as Specified in Its Charter)


Payment of filing fee (Check the appropriate box):

     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
- ---  or Item 22(a)(2) of Schedule 14A.


     $500 per each party to the controversy pursuant to
- ---  Exchange Act Rule 14a-6(i)(3).


     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
- ---

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------



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  X
 ___  Fee paid previously with preliminary materials.




 ___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


 (1)  Amount previously paid:

      -----------------------------------------------------------

 (2)  Form, schedule or registration statement no.:
      Registration Statement on Form S-4  (No. 033-61619)
      -----------------------------------------------------------

 (3)  Filing party:
      Wisconsin Energy Corporation
      -----------------------------------------------------------

 (4)  Date filed:
      August 7, 1995
      -----------------------------------------------------------





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[LOGO]
Wisconsin Energy Corporation                           Richard A. Abdoo
231 W. Michigan, P.O. Box 2949                         Chairman of the Board,
Milwaukee, WI  53201                                   President and
                                                       Chief Executive Officer




August 29, 1995


Dear Wisconsin Energy Corporation Stockholder:

Proxy materials for the Special Meeting of stockholders of Wisconsin Energy Corporation were sent to you recently. According to our records, we have not received your proxy for this meeting, which will be held on Wednesday, September 13, 1995.

Please remember that we need shareholder approval to be able to proceed with the planned merger with Northern States Power Company.

For the reasons set forth in the proxy statement dated August 7, 1995, your Board of Directors believes the proposals on the agenda are in the best interest of the Company and its stockholders and recommends a vote FOR each of the proposals.

Regardless of the number of shares you may own, it is important that they be represented. We urge you to sign, date, and mail the enclosed proxy promptly.

If you have not received a copy of the proxy statement and fact booklet, or if you have misplaced these documents, please call 1-800-558-9663 to request a duplicate set. Or, if your shares are held by your broker, you may wish to call your broker to request these proxy materials.



Sincerely,

/s/Richard A. Abdoo

Richard A. Abdoo

Enclosure